EXHIBIT 10.26


                               AMENDMENT NUMBER 3
                                   TO THE
                             DICTAPHONE CORPORATION
                          MANAGEMENT STOCK OPTION PLAN


          AMENDMENT, dated as of July 28, 1999, to the Dictaphone Corporation Management Stock Option Plan (the "Plan").

                             W I T N E S S E T H :

          WHEREAS, the Board of Directors (the "Board") of Dictaphone Corporation (the "Company") has determined that it desires to amend the Plan to increase the number of shares of Company common stock issuable thereunder and to make certain clarifying changes; and

          WHEREAS, Section 11(b) of the Plan provides that the Board may amend the Plan from time to time;

          NOW, THEREFORE, the Plan is hereby amended as follows:

          1. INCREASE IN SHARES SUBJECT TO THE PLAN. Section 2 of the Plan is hereby amended by replacing the number 1,200,000 in each place it appears in such Section with the number 1,500,000.

          2. EFFECTIVE DATE. This Amendment Number 3 shall be effective as of the date first above written.